Exhibit 10.3

                                 AMENDMENT NO. 2
                                       TO
                  THE RECTORSEAL CORPORATION AND JET-LUBE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (As Revised and Restated Effective April 1, 1998)

     THIS AMENDMENT NO. 2, executed this __ day of November, 2002, and effective as of the dates specified herein, by The RectorSeal Corporation, a Delaware corporation, having its principal office in Houston, Texas (hereinafter referred to as the "Company").


                              W I T N E S S E T H:

     WHEREAS, the Company revised and restated The RectorSeal Corporation and Jet-Lube, Inc. Employee Stock Ownership Plan (the "Plan") effective April 1, 1998, except for certain provisions for which another effective date was subsequently provided elsewhere in the terms of the Plan, to (i) incorporate the prior amendment to the Plan and (ii) bring the Plan into compliance with the Internal Revenue Code of 1986, as amended (the "Code"), as modified by the Small Business Job Protection Act of 1996, the General Agreement on Tariffs and Trade under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, as well as all applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the date the Plan was last restated;

     WHEREAS, the Company adopted Amendment No. 1 to the revised and restated Plan, effective as of April 1, 2002, except as specifically provided otherwise in Amendment No. 1, to (i) reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") which generally became applicable to the Plan effective as of April 1, 2002, and (ii) constitute good faith compliance with the requirements of EGTRRA;

     WHEREAS,  final  Treasury  regulations  were  issued  April 17,  2002 under section 401(a)(9) of the Code relating to distributions under Section 11.4 of the Plan (the "Final Distribution Regulations");

     WHEREAS, the Pension and Welfare Benefits Administration of the Department of Labor issued final regulations establishing new standards for processing benefit claims of participants and beneficiaries under Section 11.6 of the Plan which have been clarified by further guidance from the Pension and Welfare Benefits Administration (collectively the "Final Claims Procedure Regulations"); and

     WHEREAS, the Company now desires to adopt this Amendment No. 2 to (i) revise Section 11.4 of the Plan, effective January 1, 2003, to reflect the Final Distribution Regulations consistent with the Model Amendment provided by the Internal Revenue Service in Rev. Proc. 2002-29, and (ii) revise Section 11.6 of the Plan, effective April 1, 2002, to provide that the administrator of the Plan shall process benefit claims of participants and beneficiaries pursuant to the


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

claims procedure specified in the summary plan description for the Plan which shall comply with the Final Claims Procedure Regulations, as may be amended from time to time;

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Amendment No. 2 to the Plan:

     1. Section 11.4 of the Plan is hereby amended in its entirety, effective January 1, 2003, to read as follows:

     Sec. 11.4 Additional Requirements Relating to Benefit Payments and Death Distributions. Notwithstanding any other provisions of the Plan, the following provisions shall be applicable to the Plan for calendar years beginning with the 2003 calendar year:

     (a) General Distribution Deadline. Distribution of benefits shall be made, unless the Participant otherwise elects, not later than the 60th day after the last day of the Year in which the latest of the following events occurs:

          (i) the Participant reaches the earlier of age 65 or his Normal Retirement Date;

          (ii) the tenth anniversary of the date on which the Participant commenced participation in the Plan occurs, but not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such Participant is a Five-Percent Owner; or

          (iii) the date the Participant's employment with his Employer and all Affiliated Companies terminates, but in no event later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 if such Participant is a Five-Percent Owner.

     If a Participant is entitled to receive a distribution of all or a portion of his Individual Account pursuant to Article VII, VIII, IX or X, he may elect to defer the date of distribution of that amount, but not beyond his Required Beginning Date. If the Participant fails to consent to a distribution at a time when any part of the balance of the Individual Account could be distributed prior to the Participant's Normal Retirement Date, such failure shall be deemed to be an election to defer the date of distribution of any benefit under this Section 11.4(a); provided that in no event shall he receive distribution of the vested portion of his Individual Account later than his Required Beginning Date.


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

     (b) Required Compliance with Code and Treasury Regulations. All distributions required under this Article XI shall be determined and made in accordance with Section 401(a)(9) of the Code and the Treasury regulations thereunder.

     (c) Time and Manner of Distribution.

          (i) Required Beginning Date and Election to Defer Distribution Date. The Participant's entire Individual Account shall be distributed to the Participant no later than the Participant's Required Beginning Date. An election of a Participant to defer the distribution date shall be made by submitting to the Administrator a written statement signed by the Participant describing the benefits and the date on which the Participant requests that the distribution of his benefits be made; provided, however, a Participant may not elect to defer receipt of benefits beyond his Required Beginning Date.

          (ii) Death of Participant Before Distribution to Him. If the Participant dies before distribution to him of his entire Individual
          Account under Section 11.1, the Participant's entire Individual Account shall be distributed no later than as follows:

               (A) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, except as elected by the surviving spouse as provided below, distribution to the surviving spouse shall be made by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

               (B) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, except as provided below, distribution to the Designated Beneficiary shall be made by December 31 of the calendar year immediately following the calendar year in which the Participant died.

               (C) If there is no Designated Beneficiary of the Participant as of September 30 of the year following the year of the Participant's death, the Participant's entire Individual Account shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

               (D) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distribution to the surviving spouse has been made, this Section 11.4(c)(ii), other than Section 11.4(c)(ii)(A), shall apply as if the surviving spouse were the Participant.


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

     If the Participant dies before distribution to him of his entire Individual Account and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to be made by the date specified above in this Section 11.4(c)(ii), but the Participant's entire Individual Account shall be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's Designated Beneficiary, the surviving spouse may elect to apply the distribution requirement of Section 11.4(c)(ii) without regard to the prior sentence. If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distribution to either the Participant or the surviving spouse has been made, this election shall apply as if the surviving spouse were the Participant. For purposes of this Section 11.4(c)(ii), unless Section 11.4(c)(ii)(D) applies, distributions are considered to be made on the Participant's Required Beginning Date. If Section 11.4(c)(ii)(D) applies, distributions are considered to be made on the date distributions are required to be made to the surviving spouse under Section 11.4(c)(ii)(A).

     (d) Definitions. For purposes of this Section 11.4, the following terms shall have the meanings set forth below:

          (i) "Designated Beneficiary" means the individual who is designated as the Beneficiary under Section 1.7 and is the designated beneficiary under Section 401(a)(9) of the Code and Treas. Reg. ss.1.401(a)(9)-1, Q&A-4.

          (ii) "Five-Percent Owner" means a Participant who is a five-percent owner of the Company within the meaning of Section 416(i)(1)(B)(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is top heavy) at any time during the Year ending with or within the calendar year in which such owner attains age 70 1/2 or any subsequent Year.

          (iii) "Required Beginning Date" of a Participant means the date determined as follows:

               (A) if the Participant is not a Five-Percent Owner and has not attained age 70 1/2 prior to April 1, 2002, his Required Beginning Date is the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires; or

               (B) if the Participant is a Five Percent-Owner, or if the Participant has attained age 70 1/2 prior to April 1, 2002, his Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 even if he has not retired.


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

     2. Section 11.6 of the Plan is hereby amended in its entirety to read as follows:

     Sec. 11.6 Claims Procedure. The Administrator shall process all benefit claims of Participants, Former Participants and Beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan and shall act in a manner which is consistent with regulations published from time to time by the Department of Labor.

     IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Amendment No. 2 to be executed as of the day and year first above written.

                                                      THE RECTORSEAL CORPORATION


                                                      By:
                                                         -----------------------

                                                                         COMPANY

























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